SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K
                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                February 5, 1997 (January 22, 1997)


                    Ridgewood Hotels, Inc.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)

  Delaware              0-14019                   58-1656330
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(State or other       (Commission              (IRS Employer
jurisdiction of        File Number)         Identification No.)
incorporation)


   2859 Paces Ferry Road, Suite 700
           Atlanta, Georgia                        30339
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (770) 434-3670



                    Ridgewood Properties, Inc.
       ----------------------------------------------------
       (Former name, former address and former fiscal year,
                   if changed since last report)


ITEM 5.  OTHER EVENTS

Exercise of Stock Options --

           On January 31, 1997, the Company's President and
Chief Financial Officer elected to exercise their stock options granted to them by Ridgewood Hotels, Inc. (the
"Company") with respect to 375,000 and 75,000 shares of common stock, respectively, par value $.01 per share (the
"Shares") at a price of $1.00 per share.

           The President elected to pay for his shares with $100,000 cash and a promissory note to the Company in the principal amount of $275,000. Interest accrues on the principal balance at the rate per annum of 8.25%, and the entire amount shall be due and payable in full on or before February 28, 1997.

           The Chief Financial Officer elected to pay for her shares with a promissory note to the Company in the principal amount of $75,000. Interest accrues on the principal balance at the rate per annum of 8.25%, and the entire amount shall be due and payable on or before January
31, 1998.

           Both the President and Chief Financial Officer signed Share Security Agreements pledging the above shares as security for the performance of the obligations under the notes, as well as personally guaranteeing payment of the notes.

           Following the exercise of the stock options by the President and Chief Financial Officer, there are 1,538,480 shares of common stock outstanding. Of the Company's issued and outstanding shares of common stock, approximately 50.7% and 6.5% are owned by the President and Chief Financial Officer, respectively.

Change of Corporation Name --

           On January 22, 1997, the shareholders of the Company approved an amendment to the Company's Certificate of Incorporation to change the name of the corporation to Ridgewood Hotels, Inc.

ITEM 7.  EXHIBITS

           3     Certificate of Amendment to Certificate of
Incorporation of Ridgewood Properties,
Inc.

           4(a) Notice of Exercise by N. Russell Walden dated January 31, 1997

           4(b) Notice of Exercise by Karen S. Hughes dated January 31, 1997

           4(c)  Share Security Agreement between N.
Russell Walden and Ridgewood Properties,
Inc. dated January 31, 1997

           4(d)  Share Security Agreement between Karen S.
Hughes and Ridgewood Properties, Inc.
dated January 31, 1997

           10(a) Promissory Note between N. Russell Walden and Ridgewood Properties, Inc. dated
January 31, 1997

           10(b) Promissory Note between Karen S. Hughes and Ridgewood Properties, Inc. dated
January 31, 1997


                             RIDGEWOOD HOTELS, INC.


                             By:  /S/ Karen S. Hughes______
                                  Karen S. Hughes
                                  Vice President,
                                  Chief Accounting Officer
Date:  February 7, 1997